EXHIBIT 32.1

                           Section 1350 Certification


         In connection with the quarterly report of PHAZAR CORP (the "Company") on Form 10-Q for the quarter ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operation of the Company.



/s/ Garland P. Asher
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Garland P. Asher
Chief Executive Officer



/s/ Deborah A. Inzer
------------------------------
Deborah A. Inzer
Chief Financial Officer